JPMORGAN TRUST IV

J.P. Morgan International Equity Funds

JPMorgan International Hedged Equity Fund

(All Share Classes)

(the “Fund”)

Supplement dated March 3, 2025

to the current Summary Prospectuses, Prospectuses and Statements of Additional Information, as supplemented

As previously supplemented on February 18, 2025, at a meeting held on February 11-13, 2025, the Board of Trustees of JPMorgan Trust IV (the “Board”) approved, on behalf of the Fund, the Reorganization (as defined below) of the Fund into an exchange-traded fund (“ETF”), which will continue to be managed by J.P. Morgan Investment Management Inc. (“JPMIM”). The Board, including all of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Fund, determined that participation in the Reorganization is in the best interests of the Fund and the interests of existing shareholders of the Fund will not be diluted as a result of the Reorganization.

The Fund will be reorganized into an ETF through the reorganization of the Fund into a newly-created ETF (the “Acquiring Fund”), which is a series of J.P. Morgan Exchange-Traded Fund Trust. Following the reorganization, the Fund will be liquidated (such reorganization and liquidation, the “Reorganization”). The table below sets forth the Acquiring Fund and the anticipated schedule for the Reorganization:

Fund	Acquiring Fund	Proposed Reorganization Date
JPMorgan International Hedged Equity Fund	JPMorgan International Hedged Equity Laddered Overlay ETF	July 11, 2025

Except as follows, the Acquiring Fund will be managed in a substantially similar manner to the Fund. The notable differences between the Fund and the new Acquiring Fund are as follows:

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The underlying equity portfolio will be managed in a substantially similar way, but the exchange-traded put and call options overlay strategy will be modified. Instead of buying the options at the beginning of the quarter and holding them for three months, the options will be “laddered” across the quarter so that normally the ETF will hold the options for three separate three-month periods. This “laddering” is designed to mitigate potential risk.

JPMIM believes that the Reorganization will provide multiple benefits for investors of the Fund. Expenses of the Acquiring Fund are expected to be lower, and in many cases significantly lower, than the net expenses of each share class of the Fund except with respect to Class R6 shares of the Fund. These lower expenses will be in place for at least three years from the closing date of the Reorganization. For Class R6 shareholders of the Fund, however, the Acquiring Fund’s net expense ratio is higher than the net expense ratio for Class R6 Shares of the Fund because JPMIM has, since the Fund’s inception, waived fees to maintain Class R6’s net expense ratio at 0.35%. JPMIM has undertaken to maintain the Class R6 fee waiver through the closing date of the Reorganization, but is not planning to maintain the fee waiver past that date. Without the fee waiver, the Fund Class R6’s expense ratio is 0.58%, which is higher than the Acquiring Fund’s pro forma net expense ratio of 0.50%. Other benefits of the ETF structure include additional trading flexibility, increased portfolio holdings transparency and potential enhanced tax efficiency.

The Reorganization will be conducted pursuant to an Agreement and Plan of Reorganization and Liquidation (the “Plan”). The Reorganization is structured to be a tax-free reorganization under the U.S. Internal Revenue Code of 1986, as amended. Accordingly, shareholders of the Fund generally will not recognize a taxable gain (or loss) for U.S. federal income tax purposes as a result of a Reorganization (except with respect to cash received as described below).

In connection with the Reorganization, shareholders of the Fund will receive ETF shares of the Acquiring Fund equal in value to the number of shares of the Fund they own, including a cash payment in lieu of fractional shares of the Acquiring Fund, which cash payment may be taxable.

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Importantly, in order to receive shares of the Acquiring Fund as part of the Reorganization, Fund shareholders must hold their shares of the Fund through a brokerage account that can accept shares of an ETF (the Acquiring Fund). If Fund shareholders do not hold their shares of the Fund through that type of brokerage account, they will not receive shares of the Acquiring Fund as part of the Reorganization. For Fund shareholders that do not currently hold their shares of the Fund through a brokerage account that can hold shares of the Acquiring Fund, please see the Q&A that follows for additional actions that such Fund shareholders must take to receive shares of the Acquiring Fund as part of the Reorganization. No further action is required for Fund shareholders that hold shares of the Fund through a brokerage account that can hold shares of the Acquiring Fund.

Completion of the Reorganization is subject to a number of conditions under the Plan, but shareholders of the Fund are not required to approve the Reorganization. Existing Fund shareholders will receive an information statement/prospectus describing in detail both the Reorganization and the Acquiring Fund, and summarizing the Board’s considerations in approving the Reorganization.

Now that the Reorganization has been approved, the actions previously described in the Supplement dated December 3, 2024 as being contingent upon Board approval have become effective on March 1, 2025. These actions include the following:

1.	Class A and C Shares of the Fund are publicly offered only on a limited basis.

2.	New accounts may no longer be established directly through JPMorgan Distribution Services, Inc. (the “Distributor”).

3.	No CDSC will be imposed on redemptions of the Class A or Class C Shares of the Fund.

4.	No sales charge will be imposed on purchases of Class A Shares of the Fund.

5.	Any current Letter of Intent under which Class A Shares of the Fund were purchased will be considered completed.

6.	Distribution (Rule 12b-1) Fees on all applicable Fund share classes are being waived.

Further information regarding these changes is included in the table below.

1. Limited Offering of Class A and C Shares

The following was added as a new section immediately preceding the “What is the goal of the Fund?” section of the Fund’s Summary Prospectus for Class A, C and I Shares:

Currently, Class A and C Shares of the Fund are publicly offered on a limited basis. (See “Investing with J.P. Morgan Funds — FUNDS SUBJECT TO A LIMITED OFFERING” in the prospectus for more information.)

The following was added as a new section for the Fund under the heading “Investing with J.P. Morgan Funds — FUNDS SUBJECT TO A LIMITED OFFERING — Limited Offering of Class A and Class C Shares”:

Class A and C Shares (each, a “Limited Class”) are publicly offered only on a limited basis and investors are not eligible to purchase a Limited Class except as described below. Except as otherwise described below, shareholders permitted to continue to purchase shares of a Limited Class include existing shareholders of record and, if the shareholder of record is an omnibus account, beneficial owners in that account as of the effective date of the limited offering.

•  Existing shareholders of each Limited Class may continue to purchase additional shares of the Limited Class in their existing Fund accounts either through J.P. Morgan Funds Services or a Financial

Intermediary and may continue to reinvest dividends or capital gains distributions from shares owned in the Fund.

•  Group Retirement Plans (as defined in the Glossary) (and their successor, related and affiliated plans), which have a Limited Class available may continue to open accounts for new participants and can purchase additional shares in existing participant accounts.

2. No New Accounts Through Distributor

The first paragraph of the “Investing with J.P. Morgan Funds — PURCHASING FUND SHARES” section of the Prospectuses was deleted in its entirety with respect to the Fund and replaced with the following:

Effective March 1, 2025, new accounts will not be established directly through the Distributor.

3. CDSC Waiver on Class A and C Shares

The following paragraph relating to the Fund was included in the “Fees and Expenses of the Fund” section in the Summary Prospectus and in the “Risk/Return Summary” of the Prospectus and in the “Investing with J.P. Morgan Funds — SALES CHARGES AND FINANCIAL INTERMEDIARY COMPENSATION — Waiver of the Class A and Class C CDSC” section of the Prospectus:

Beginning on March 1, 2025, no CDSC will be imposed on redemptions of the Class A or Class C Shares of the Fund.

4. Sales Charge Waiver on Class A and C Shares

The following was added to “Fees and Expenses of the Fund” section in the Summary Prospectus and in the “Risk/Return Summary” of the Prospectus and included as the third paragraph in the “Investing with J.P. Morgan Funds — SALES CHARGES AND FINANCIAL INTERMEDIARY COMPENSATION — Class A Shares” section of the Prospectus:

Beginning on March 1, 2025, no sales charge will be imposed on purchases of Class A Shares of the Fund. As a result, any subsequent purchases of the Fund will not be eligible assets for future rights of accumulation or letter of intent purchases.

5. Forgiving Letter of Intent Obligations

The following paragraph relating to the Fund was included in the “Investing with J.P. Morgan Funds — SALES CHARGES AND FINANCIAL INTERMEDIARY COMPENSATION — Reducing Your Class A Shares Charges — Letter of Intent” section of the Prospectus:

•  Effective March 1, 2025, any current Letter of Intent (LOI) under which Class A Shares of the Fund were purchased is considered completed. As a result, after that date, commissions to dealers will not be adjusted or paid on the difference between the Letter of Intent amount and the amount actually invested before March 1, 2025. Because an LOI may include Class A purchases of other J.P. Morgan Funds (other than the Fund), this completion will cancel the LOI for all future Class A purchases of those funds. You will need to enter into a new LOI if you want to continue to make Class A purchases in other J.P. Morgan Funds at a reduced front-end sales charge. This change may also apply to the LOIs described in Appendix A — Financial Intermediary-Specific Sales Charge Waivers —Letter of Intent. Please check with your financial intermediary.

6. Waiver of Distribution (Rule 12b-1) Fees	Distribution (Rule 12b-1) Fees on all applicable Fund share classes are being waived beginning March 1, 2025.

In anticipation of the Reorganization, purchase orders, exchange orders, and redemption orders will only be accepted by the Fund until the date indicated below:

Fund	Final Date to Purchase Fund Shares or Exchange Shares of Another J.P. Morgan Mutual Fund for Fund Shares	Final Date to Redeem Fund Shares or Exchange Fund Shares for Shares of Another J.P. Morgan Mutual Fund
JPMorgan International Hedged Equity Fund	July 9, 2025	July 10, 2025

IMPORTANT NOTICE ABOUT YOUR FUND ACCOUNT

QUESTIONS AND ANSWERS

The following is a brief Q&A that provides information to help you to determine if you need to take action with respect to your shareholder account prior to the Reorganization in order to receive shares of the Acquiring Fund.

Q. What types of shareholder accounts can receive shares of the Acquiring Fund as part of the Reorganization?

A. If you hold your shares of the Fund in a brokerage account that permits you to purchase securities traded in the stock market, such as ETFs or other types of stocks, then you will be eligible to receive shares of the Acquiring Fund in the Reorganization. No further action is required.

Q. What types of shareholder accounts cannot receive shares of the Acquiring Fund as part of the Reorganization?

A. The following account types cannot hold shares of ETFs:

Non-Accommodating Brokerage Accounts. If you hold your shares of the Fund in a brokerage account with a financial intermediary that only allows you to hold shares of mutual funds in the account, you will need to contact your financial intermediary to set up a brokerage account that permits investments in ETF shares.

Non-Accommodating Retirement Accounts. If you hold your shares of the Fund through an individual retirement account (“IRA”) or group retirement plan whose plan sponsor does not have the ability to hold shares of ETFs on its platform, you may need to redeem your shares prior to the Reorganization or, if applicable, your financial intermediary may transfer your investment in the Fund to a different investment option prior to the Reorganization.

Fund Direct Accounts. If you hold your shares of the Fund in an account directly with the Fund at its transfer agent, SS&C GIDS, Inc. (formerly, DST Asset Manager Solutions, Inc.) (a “fund direct account”), you should transfer your shares of the Fund to a brokerage account that can accept shares of the Acquiring Fund prior to the Reorganization. For this purpose, a fund direct account includes a fund direct IRA. If you hold your shares of the Fund through a fund direct IRA and do not take action prior to the Reorganization, your Fund shares will be exchanged for Morgan Shares of JPMorgan U.S. Government Money Market Fund equal in value to the net asset value (“NAV”) of your Fund shares. You have a fund direct account if you receive quarterly account statements directly from the Fund and not from a third-party broker-dealer.

If you are unsure about the ability of your account to accept shares of the Acquiring Fund, please call 1-800-480-4111 or contact your financial advisor or other financial intermediary.

Q. How do I transfer my Fund shares from a fund direct account to a brokerage account that will accept Acquiring Fund shares?

A. Transferring your shares from a fund direct account to a brokerage account that can accept shares of the Acquiring Fund should be a simple process. If you have a brokerage account or a relationship with a brokerage firm, please talk to your broker and inform the broker that you would like to transfer a mutual fund position that you hold directly with the Fund into your brokerage account. Also inform your broker that such an account will need to be set up to accept shares of an ETF, such as the Acquiring Fund. If you don’t have a brokerage account or a relationship with a brokerage firm, you will need to open an account.

We suggest you provide your broker with a copy of your quarterly statement from the Fund. Your broker will require your account number with the Fund, which can be found on your statement. Your broker will help you complete a form to initiate the transfer. Once you sign that form, your broker will submit the form to the Fund’s transfer agent directly, and the shares will be transferred into your brokerage account. The sooner you initiate the transfer, the better.

Q. How do I transfer my Fund shares from a non-accommodating brokerage account to a brokerage account that will accept Acquiring Fund shares?

A. The broker where you hold your Fund shares should be able to assist you in changing the characteristics of your brokerage account to an account that is permitted to invest in ETF shares. Contact your broker right away to make the necessary changes to your account.

Q.  What will happen if I do not have a brokerage account that can accept Acquiring Fund shares at the time of the Reorganization?

A. In order to receive shares of the Acquiring Fund as part of the Reorganization, you must hold your shares of the Fund through a brokerage account that can accept shares of an ETF (the Acquiring Fund) on the closing date of the Reorganization.

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Non-Accommodating Brokerage Accounts. If you hold your shares of the Fund in a brokerage account with a financial intermediary that only allows you to hold shares of mutual funds in the account, you will need to contact your financial intermediary to set up a brokerage account that permits investments in ETF shares. If such a change is not made before the Reorganization, you will not receive shares of the Acquiring Fund as part of the Reorganization. Instead, your investment will be liquidated and you will receive cash equal in value to the NAV of your Fund shares.

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Non-Accommodating Retirement Accounts. If you hold your shares of the Fund through an IRA or group retirement plan whose plan sponsor does not have the ability to hold shares of ETFs on its platform, you may need to redeem your shares prior to the Reorganization or, if applicable, your financial intermediary may transfer your investment in the Fund to a different investment option prior to the Reorganization.

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Fund Direct Accounts. If you hold your shares of the Fund in a fund direct account, you should transfer your shares of the Fund to a brokerage account that can accept shares of the Acquiring Fund prior to the Reorganization. If such a change is not made before the Reorganization, you will not receive shares of the Acquiring Fund as part of the Reorganization. Instead, your investment will be liquidated and you will receive cash equal in value to the NAV of your Fund shares.

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Fund Direct IRA. If you hold your shares of the Fund through a fund direct IRA and do not take action to transfer your investment in the Fund to a different investment option prior to the Reorganization, your Fund shares will be exchanged for Morgan Shares of JPMorgan U.S. Government Money Market Fund equal in value to the NAV of your Fund shares.

In some cases, the liquidation of your investment and return of cash, or the transfer of your investment, may be subject to fees and expenses and may also be subject to tax. It may take time for you to receive your cash. Please consult with your financial intermediary for more information on the impact that the Reorganization will have on you and your investments.

Q. What if I do not want to own shares of the Acquiring Fund?

A.  If you do not want to receive shares of the Acquiring Fund in connection with a Reorganization, you can exchange your Fund shares for shares of another J.P. Morgan mutual fund that is not participating in the Reorganization or redeem your Fund shares. Prior to doing so, however, you should consider the tax consequences associated with either action. Redemption of your Fund shares will be a taxable event if you hold your shares in a taxable account. The last date to redeem your shares or exchange them into another J.P. Morgan mutual fund prior to the Reorganization is listed below:

Fund	Final Date to Redeem Fund Shares or Exchange Fund Shares for Shares of Another J.P. Morgan Mutual Fund
JPMorgan International Hedged Equity Fund	July 10, 2025

These dates may change if the closing date of the Reorganization changes. Any changes to a closing date of the Reorganization will be communicated to shareholders.

In connection with the Reorganization discussed herein, an information statement/prospectus that will be included in a registration statement on Form N-14 will be filed with the Securities and Exchange Commission (the “SEC”). After the registration statement is filed with the SEC, it may be amended or withdrawn and the information statement/prospectus will not be distributed to shareholders of the Fund unless and until the registration statement is declared effective by the SEC. Investors are urged to read the materials and any other relevant documents when they become available because they will contain important information about the Reorganization. After they are filed, free copies of the materials will be available on the SEC’s web site at www.sec.gov. These materials also will be available at www.jpmorganfunds.com and a paper copy can be obtained at no charge by calling 1-800-480-4111.

This communication is for informational purposes only and does not constitute an offer of any securities for sale. No offer of securities will be made except pursuant to a prospectus meeting the requirements of Section 10 of the Securities Act of 1933.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

SUMMARY PROSPECTUSES, PROSPECTUSES AND STATEMENT OF

ADDITIONAL INFORMATION FOR FUTURE REFERENCE